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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  June 16, 2004


                       THE CHEESECAKE FACTORY INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                     0-20574                   51-0340466
(State or other jurisdiction  (Commission File Number)        (IRS Employer
     of incorporation)                                      Identification No.)

                                26950 Agoura Road
                        Calabasas Hills, California 91301
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (818) 871-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5.    OTHER EVENTS

     On June 16, 2004, The Cheesecake Factory Incorporated issued a press release entitled "The Cheesecake Factory Opens in Sacramento, California." A copy of the press release is attached as Exhibit 99.1.

























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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 16, 2004                   THE CHEESECAKE FACTORY INCORPORATED



                                         By: /s/ MICHAEL J. DIXON
                                             -----------------------------------
                                                 Michael J. Dixon
                                                 Senior Vice President and Chief
                                                 Financial Officer



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                                  EXHIBIT INDEX

     Exhibit          Description
-----------------     --------------------------------------------------------
      99.1            Press Release dated June 16, 2004 entitled "The Cheesecake
                      Factory Opens in Sacramento, California".